LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED MAY 8, 2018

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION DATED

DECEMBER 27, 2017

OF WESTERN ASSET TAX FREE RESERVES

The following supplements and, to the extent inconsistent therewith, supersedes the information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for Western Asset Tax Free Reserves (the “Fund”):

The Fund’s Board of Trustees has determined that it is no longer in the best interests of the Fund to continue to offer Class C shares of the Fund and has approved the liquidation and termination of all outstanding Class C shares of the Fund. The Fund will redeem all outstanding Class C shares on or about the close of business on July 9, 2018 (the “Liquidation Date”).

Class C shareholders of the Fund who elect to redeem their shares prior to the Liquidation Date will be redeemed in the ordinary course at the class’ net asset value per share. Each Class C shareholder who remains in the Fund will receive a liquidating distribution equal to the aggregate net asset value of the Class C shares of the Fund that such shareholder then holds on the Liquidation Date.

In the interim, effective June 1, 2018, Class C shares of the Fund will be closed to new purchases, except that dividend reinvestment will be permitted until the Liquidation Date, and current Class C shareholders will be permitted to purchase additional Class C shares until July 6, 2018.

Class C shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex.

Class C shareholders should be aware that the redemption of Fund shares, including upon liquidation, is generally considered a taxable event.

Please retain this supplement for future reference.

WASX446809